Financial statements are not submitted with respect to all of the authorizations herein sought due to (i) the extended period for which authorizations are sought and (ii) the impracticality of knowing the type and extent of financing transactions that may occur during such period. However, CSW and the Operating Subsidiaries will furnish all financial information that the Commission shall request.

          CSW and the Operating Subsidiaries are submitting financial statements that represent transactions that tare currently occurring and which will occur in the near future. The financial statements for CPL reflect the call by CPL of its 8.72% and 7.12% Series and assume: (i) that 50% of the 4.20% Series tender ; (ii) that 30% of the 4.20% and 4.00% Series consent and receive the $0.25/Share; (iii) that 100% of the Money Market Preferred Stock and Auction Preferred Stock Series A and B consent and receive the $0.25/share; (iv) that $150 million of Preferred Securities is issued to fund the tender and call of preferred stock and to repay a portion of the Series BB first mortgage bond;
and (v) that additional short-term debt is issued to repay the remaining portion of Series BB first mortgage bond. The financial statements for PSO, SWEPCO and WTU assume: (i) 50% of all the outstanding preferred stock tenders;
(ii) that 30% of all non-tendering preferred stock consents and receives the $1/share; (iii) that PSO and SWEPCO issue $75 million and $110 million of Preferred Securities, respectively, to fund the tender offer and to repay short-term debt; and (iv) that WTU issues additional short-term debt sufficient to fund the tender offer.

 INDEX                                                            EXHIBIT 15
 TO
 FINANCIAL STATEMENTS                                                    Page
                                                                        Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of December 31, 1996                                              3 - 4

 Consolidated Statement of Income for the Twelve Months Ended
   December 31, 1996                                                      5

 Consolidated Statement of Retained Earnings for the Twelve Months
   Ended December 31, 1996                                                6

 Statements of Long-Term Debt Outstanding as of December 31, 1996       7 - 10

 Statements of Preferred Stock Outstanding as of December 31, 1996       11


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of December 31, 1996        12

 Statement of Income for the Twelve Months Ended December 31, 1996       13


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of December 31, 1996      14 - 15

 Statement of Income for the Twelve Months Ended December 31, 1996       16

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1996                                                     17


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of December 31, 1996      18 - 19

 Statement of Income for the Twelve Months Ended December 31, 1996       20

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1996                                                     21


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of December 31, 1996      22 - 23

 Statement of Income for the Twelve Months Ended December 31, 1996       24

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1996                                                     25

 INDEX
 TO
 FINANCIAL STATEMENTS
                                                                        Page
 (CONTINUED)                                                           Number


 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of December 31, 1996      26 - 27

 Statement of Income for the Twelve Months Ended December 31, 1996       28

 Statement of Retained Earnings for the Twelve Months Ended
   December 31, 1996                                                     29


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                               30 - 35

 STATEMENT OF CHANGES                                                    36

 CAPITALIZATION RATIOS - Per books and Pro forma                         37

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                              38

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                 $5,830               $5,830
     Transmission                                1,538                1,538
     Distribution                                4,237                4,237
     General                                     1,318                1,318
     Construction work in progress                 230                  230
     Nuclear fuel                                  184                  184
   Other Diversified                                84                   84
                                             -------------------------------
                                                13,421               13,421
   Less - Accumulated depreciation               4,940                4,940
                                             -------------------------------
                                                 8,481                8,481
                                             -------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments             254         8        262
   Accounts receivable                             861                  861
   Materials and supplies, at average cost         185                  185
   Electric fuel inventory, substantially at
      average cost                                 102                  102
   Under-recovered fuel costs                       46                   46
   Prepayments and other                            85                   85
                                             -------------------------------
                                                 1,533         8      1,541
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                            509                  509
   Mirror CWIP asset - net                         299                  299
   Other non-utility investments                   347                  347
   Income tax related regulatory assets, net       236                  236
   Goodwill                                      1,525                1,525
   Other                                           402        11        413
                                             -------------------------------
                                                 3,318        11      3,329
                                             -------------------------------

                                               $13,332       $19    $13,351
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 211,500,000 shares    $740                 $740
     Paid-in capital                             1,022                1,022
     Retained earnings                           1,963         6      1,969
     Foreign currency translation and other         77                   77
                                             -------------------------------
     Total Common Stock Equity                   3,802         6      3,808
                                             -------------------------------

   Preferred stock
     Not subject to mandatory redemption           292      (105)       187
     Subject to mandatory redemption                33       (17)        16
   Company obligated manditorily redeemable of
         subsidiary trust holding solely
         parent junior subordinated debentures               335        335
   Long-term debt                                4,024                4,024
                                             -------------------------------
     Total Capitalization                        8,151       219      8,370
                                             -------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                      204      (200)         4
   Short-term debt                                 364                  364
   Short-term debt - CSW Credit                    579                  579
    Loan Notes                                      76                   76
   Accounts payable                                630                  630
   Accrued taxes                                   324                  324
   Accrued interest                                 82                   82
   Other                                           166                  166
                                             -------------------------------
                                                 2,425      (200)     2,225
                                             -------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes             2,272                2,272
   Investment tax credits                          291                  291
   Other                                           193                  193
                                             -------------------------------
                                                 2,756         0      2,756
                                             -------------------------------

                                               $13,332       $19    $13,351
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)
                                                Per
                                               Books
                                             ----------

 OPERATING REVENUES                             $5,155
                                             ----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel                            1,151
   U.S. Electric purchased power                    77
   United Kingdom Cost of Sales                  1,331
   Other operating                                 785
   Maintenance                                     150
   Depreciation and amortization                   464
   Taxes, other than income                        178
   Income taxes                                    224
                                             ----------

                                                 4,360
                                             ----------

 OPERATING INCOME                                  795
                                             ----------

 OTHER INCOME AND DEDUCTIONS                       (61)
                                             ----------

 INCOME BEFORE INTEREST CHARGES                    734
                                             ----------

 INTEREST CHARGES
   Interest on long-term debt                      325
   Interest on short-term debt and other            94
                                             ----------

                                                   419
                                             ----------


 INCOME FROM CONTINUING OPERATIONS                 315
                                             ----------

 DISCONTINUED OPERATIONS
   Income from discontinued operations, net
      of tax                                        12
   Gain on the sale of discontinued
      operations, net of tax                       120
                                             ----------

                                                   132
                                             ----------


 NET INCOME                                        447
   Preferred stock dividends                        18
                                             ----------

 NET INCOME FOR COMMON STOCK                      $429
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)
                                                Per
                                               Books
                                             ----------

 RETAINED EARNINGS AT DECEMBER 31, 1995         $1,893

 Add: Net income for common stock                  429
                                             ----------

                                                 2,322
                                             ----------

 Deduct: Common stock dividends                    358
         Retained earnings adjustment                1
                                             ----------

 RETAINED EARNINGS AT DECEMBER 31, 1996         $1,963
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                       $28
 Series L, 7%, due February 1, 2001                           36
 Series T, 7-1/2%, due December 15, 2014                     112
 Series AA, 7-1/2%,  due March 1, 2020                        50
 Series BB, 6%, due  October 1, 1997                         200
 Series CC, 7-1/4%,  due October 1, 2004                     100
 Series DD, 7-1/8%,  due December 1, 1999                     25
 Series EE, 7-1/2%,  due December 1, 2002                    115
 Series FF, 6-7/8%,  due February 1, 2003                     50
 Series GG, 7-1/8%,  due February 1, 2008                     75
 Series HH, 6%, due  April 1, 2000                           100
 Series II, 7-1/2%,  due April 1, 2023                       100
 Series JJ, 7-1/2%,  due May 1, 1999                         100
 Series KK, 6-5/8%,  due July 1, 2005                        200

 Installment sales agreements -
   Pollution control bonds
     Series 1993, 6%, due July 1, 2028                       120
     Series 1995, 6-1/10%, due July 1, 2028                  101
     Series 1995, variable, due November 1, 2015              41
     Series 1996, 6 1/8%, due June 1, 2020                     6
     Series 1996, 6 1/2%, due May 1, 2030                     60
 Unamortized discount                                         (5)
 Unamortized costs of reacquired debt                        (91)
 Amount to be redeemed within one year                      (200)
                                                       ----------

                                                          $1,323
                                                       ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series K, 7-1/4%, due January 1, 1999                     $25
   Series L, 7-3/8%, due March 1, 2002                        30
   Series S, 7-1/4%, due July 1, 2003                         65
   Series T, 7-3/8%, due December 1, 2004                     50
   Series U, 6-1/4%, due April 1, 2003                        35
   Series V, 7-3/8%, due April 1, 2023                       100
   Series W, 6-1/2%, due June 1, 2005                         50
 Long-term note
   Series A-1, 5.89%, due December 15, 2000                   10
   Series A-2, 5.91%, due March 1, 2001                        6
   Series A-3, 6.02%, due March 1, 2001                        5
   Series A-4, 6.02%, due March 1, 2001                        9
   Series A-5, 6.43%, due March 30, 2000                      10
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                     35
     Series 1996 6.0%, due June 1, 2020                       12 *
 Unamortized discount                                         (4)
 Unamortized costs of reacquired debt                        (18)
                                                       ----------

*   Rounded down from 12,660,000                            $420
                                                       ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                        $40
   Series W, 6-1/8%, due September 1, 1999                    40
   Series X, 7%, due September 1, 2007                        90
   Series Y, 6-5/8%, due February 1, 2003                     55
   Series Z, 7-1/4%, due July 1, 2023                         45
   Series  AA, 5-1/4%, due April 1, 2000                      45
   Series  BB, 6-7/8%, due October 1, 2025                    80
   1976 Series A, 6.2%, due November 1, 2006                   7
   1976 Series B, 6.2%, due November 1, 2006                   1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                   14
     1991 Series A, 8.2%, due August 1, 2011                  17
     1991 Series B, 6.9%, due November 1, 2004                12
     Series 1992, 7.6%, due January 1, 2019                   54
     Series 1996, 6.1%, due April 1, 2018                     82
 Bank loan, variable rate, due June 15, 2000                  50
 Railcar lease obligations                                    10
 Unamortized premium                                           1
 Unamortized costs of reacquired debt                        (43)
 Amount to be redeemed within one year                        (3)
                                                       ----------

                                                            $597
                                                       ----------

 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series P, 7-3/4%, due July 1, 2007                         25
   Series Q, 6-7/8%, due October 1, 2002                      35
   Series R, 7%, due October 1, 2004                          40
   Series S, 6-1/8%, due February 1, 2004                     40
   Series T, 7-1/2%, due April 1, 2000                        40
   Series U, 6-3/8%, due October 1, 2005                      80
 Installment sales agreement -
   Pollution control bonds
   Series 1996, 6%, due June 1, 2020                          44
 Unamortized discount and premium                             (1)
 Unamortized costs of reacquired debt                        (28)
                                                       ----------

                                                            $275
                                                       ----------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (millions)

CSW U.K. GROUP
 Long-term fixed rate loan, 8.25%, due December 23, 2003    $298
 Long-term  revolving credit facility, 6.35%, due
    December 12, 2001                                         68
 Eurobond, 8-1/2%, due October 3, 2005                       171
 Eurobond, 8-7/8%, due September 27, 2006                    171
 Notes, 7.98%, due August 1, 2001                            221
 Notes, 8.75%, due August 1, 2006                            221
 Unamortized discount and premium                             (1)
                                                       ----------

                                                          $1,149
                                                       ----------


 CENTRAL AND SOUTH WEST SERVICES, INC.
   Term loan facility, Variable rate, due
     December 1, 2001                                        $60
                                                       ----------

                                                             $60
                                                       ----------

  CSW ENERGY, INC.
   Senior Notes, 6.875%, due 2001                           $200
                                                       ----------

                                                            $200
                                                       ----------


   TOTAL CONSOLIDATED                                     $4,024
                                                       ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                            $10
   4.20% Series,    75,000 shares                              8
   7.12% Series,   260,000 shares                             26
   8.72% Series,   500,000 shares                             50
   Auction Money Market,   750,000 shares                     75
   Auction Series A,  425,000 shares                          42
   Auction Series B,  425,000 shares                          42
   Issuance expense                                           (3)
                                                       ----------

                                                            $250
                                                       ----------

 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                            $10
   4.24% Series,   100,000 shares                             10
                                                       ----------

                                                             $20
                                                       ----------

 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                             $8
   4.65% Series,    25,000 shares                              2
   4.28% Series,    60,000 shares                              6
                                                       ----------

                                                             $16
                                                       ----------

 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                              6
                                                       ----------

 Total Consolidated                                         $292
                                                       ==========

 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 340,000 shares                            $34
     Amount to be redeemed within one year                    (1)
                                                       ----------

     Total Consolidated                                      $33
                                                       ==========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                        $1                   $1
   Less - Accumulated depreciation                  (1)                  (1)
                                             -------------------------------

 NET PLANT                                           0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)           3,933                3,933
                                             -------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments              90         8         98
   Advances to affiliates                          208        (8)       200
   Accounts receivable - Affiliated                139                  139
   Accounts receivable - Non-affiliated              9                    9
   Prepayments and other                             4                    4
                                             -------------------------------

                                                   450                  450
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                  53                   53
                                             -------------------------------

                                                $4,436        $0     $4,436
                                             ===============================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 210,800,000 shares    $740                 $740
   Paid-in capital                               1,022                1,022
   Retained earnings                             1,963                1,963
   Foreign currency translation and other            2                    2
                                             -------------------------------

      Total Common Stock Equity                  3,727                3,727
                                             -------------------------------


   Long-term debt                                    0                    0
                                             -------------------------------

     Total Capitalization                        3,727                3,727
                                             -------------------------------


 CURRENT LIABILITIES
   Short-term debt                                 364                  364
   Accounts payable and other                      299                  299
                                             -------------------------------

                                                   663                  663
                                             -------------------------------

 DEFERRED CREDITS                                   46                   46
                                             -------------------------------

                                                $4,436        $0     $4,436
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                        $133
     Public Service Company of Oklahoma                       31
     Southwestern Electric Power Company                      64
     West Texas Utilities Company                             16
     SEEBOARD plc                                            103
     Transok, Inc.                                            12
     CSW Credit, Inc.                                          8
     CSW Energy, Inc.                                        (11)
     CSW Leasing, Inc.                                         1
     CSW International, Inc.                                  (1)
     CSW Communications, Inc.                                 (4)
     Enershop Inc.                                            (2)
     Central and South West Services, Inc.                     0
   Other Income                                               46
                                                       ----------

                                                            $396
                                                       ----------

 EXPENSES AND TAXES

    General and administrative expenses                       40
    Interest expense                                          50
    Federal income taxes                                      (3)
                                                       ----------

                                                              87
                                                       ----------

 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net of tax      120
                                                       ----------


 NET INCOME                                                 $429
                                                       ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
 Electric utility plant
   Production                                   $3,103               $3,103
   Transmission                                    506                  506
   Distribution                                    957                  957
   General                                         272                  272
   Construction work in progress                    95                   95
   Nuclear fuel                                    184                  184
                                             -------------------------------

                                                 5,117                5,117
   Less - Accumulated depreciation
     and amortization                            1,698                1,698
                                             -------------------------------

                                                 3,419                3,419
                                             -------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments               3         0          3
   Accounts receivable                              53                   53
   Under-recovered fuel costs                       26                   26
   Materials and supplies, at average cost          76                   76
   Fuel inventory, at average cost                  15                   15
   Prepayments and other                             5                    5
                                             -------------------------------

                                                   178         0        178
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                              487                  487
   Mirror CWIP asset                               299                  299
   Income tax related regulatory assets, net       335                  335
   Other                                           110         5        115
                                             -------------------------------

                                                 1,231         5      1,236
                                             -------------------------------

                                                $4,828        $5     $4,833
                                             ===============================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)



                                                Per     Pro Forma    Pro
                                               Books    Adjustment  Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares      $169                 $169
    Paid-in capital                                405                  405
    Retained earnings                              869         2        871
                                             -------------------------------

      Total common stock equity                  1,443         2      1,445


    Preferred stock
     Not subject to mandatory redemption           250       (85)       165
   Company obligated manditorily redeemable of
         subsidiary trust holding solely
         parent junior subordinated debentures               150        150
     Long-term debt                              1,323                1,323
                                             -------------------------------

      Total capitalization                       3,016        67      3,083
                                             -------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months        200      (200)         0
    Advances from affiliates                        53       138        191
    Accounts payable                                70                   70
    Accrued taxes                                   64                   64
    Accumulated deferred income taxes                7                    7
    Accrued interest                                32                   32
    Refund due customers                            43                   43
    Other                                           19                   19
                                             -------------------------------

                                                   488       (62)       426
                                             -------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes             1,162                1,162
    Investment tax credits                         147                  147
    Other                                           15                   15
                                             -------------------------------

                                                 1,324                1,324
                                             -------------------------------

                                                $4,828        $5     $4,833
                                             ===============================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)                                     Per
                                               Books
                                             ----------


 ELECTRIC OPERATING REVENUE                     $1,301
                                             ----------


 OPERATING EXPENSES AND TAXES
   Fuel                                            341
   Purchased power                                  60
   Other operating                                 236
   Maintenance                                      53
   Depreciation and amortization                   153
   Taxes, other than income                         74
   Income taxes                                     99
                                             ----------

                                                 1,016
                                             ----------

 OPERATING INCOME                                  285
                                             ----------

 OTHER INCOME AND DEDUCTIONS
   Other                                           (11)
                                             ----------

                                                   (11)
                                             ----------


 INCOME BEFORE INTEREST CHARGES                    274
                                             ----------

 INTEREST CHARGES
   Interest on long-term debt                      110
   Interest on short-term debt and other            17
                                             ----------

                                                   127
                                             ----------


 NET INCOME                                        147

 PREFERRED STOCK DIVIDENDS                          14
                                             ----------

 NET INCOME FOR COMMON STOCK                      $133
                                             ==========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)
                                                Per
                                               Books
                                             ----------


 RETAINED EARNINGS AT DECEMBER 31, 1995           $864
 Add: Net income (loss) for common stock           133
                                             ----------

                                                   997
 Deduct: Common stock dividends                    128
                                             ----------

 RETAINED EARNINGS AT DECEMBER 31, 1996           $869
                                             ==========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                    $903                 $903
    Transmission                                   368                  368
    Distribution                                   774                  774
    General                                        186                  186
    Construction work in progress                   59                   59
                                             -------------------------------

                                                 2,290                2,290
    Less - Accumulated depreciation                987                  987
                                             -------------------------------

                                                 1,303                1,303
                                             -------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments              1         0          1
    Accounts receivable                             11                   11
    Materials and supplies, at average cost         35                   35
    Fuel inventory, at LIFO cost                    14                   14
    Accumulated deferred income taxes                3                    3
    Prepayments                                      3                    3
                                             -------------------------------

                                                    67                   67
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                  62         3         65
                                             -------------------------------

                                                $1,432        $3     $1,435
                                             ===============================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)


                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares                 $157                 $157
    Paid-in capital                                180                  180
    Retained earnings                              146         3        149
                                             -------------------------------

      Total common stock equity                    483         3        486


    Preferred stock                                 20       (10)        10
    Company obligated manditorily redeemable of
         subsidiary trust holding solely
         parent junior subordinated debentures                75         75
    Long-term debt                                 420                  420
                                             -------------------------------

      Total capitalization                         923        68        991
                                             -------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months          0                    0
    Advances from affiliates                        43       (43)         0
    Payable to affiliates                           27       (22)         5
    Accounts payable                                48                   48
    Payables to customers                           14                   14
    Accrued taxes                                   12                   12
    Accrued interest                                 9                    9
    Other                                            8                    8
                                             -------------------------------

                                                   161       (65)        96
                                             -------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes               251                  251
    Investment tax credits                          44                   44
    Income tax related regulatory
      liabilities, net                              46                   46
    Other                                            7                    7
                                             -------------------------------

                                                   348         0        348
                                             -------------------------------

                                                $1,432        $3     $1,435
                                             ===============================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)                                     Per
                                               Books
                                             ----------


 ELECTRIC OPERATING REVENUE                       $735
                                             ----------


 OPERATING EXPENSES AND TAXES
   Fuel                                            290
   Purchased power                                  41
   Other operating                                 121
   Maintenance                                      38
   Depreciation and amortization                    78
   Taxes, other than income                         27
   Income taxes                                     38
                                             ----------

                                                   633
                                             ----------

 OPERATING INCOME                                  102
                                             ----------

 OTHER INCOME AND DEDUCTIONS
    Other                                          (36)
                                             ----------

                                                   (36)
                                             ----------

 INCOME BEFORE INTEREST CHARGES                     66
                                             ----------

 INTEREST CHARGES
   Interest on long-term debt                       30
   Interest on short-term debt and other             4
                                             ----------

                                                    34
                                             ----------


 NET INCOME                                         32

 PREFERRED STOCK DIVIDENDS                           1
                                             ----------

 NET INCOME FOR COMMON STOCK                       $31
                                             ==========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)
                                                Per
                                               Books
                                             ----------


 RETAINED EARNINGS AT DECEMBER 31, 1995           $150
 Add: Net income (loss) for common stock            31
                                             ----------

                                                   181
 Deduct: Common stock dividends                     35
                                             ----------

 RETAINED EARNINGS AT DECEMBER 31, 1996           $146
                                             ==========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                  $1,407               $1,407
    Transmission                                   463                  463
    Distribution                                   845                  845
    General                                        284                  284
    Construction work in progress                   45                   45
                                             -------------------------------

                                                 3,044                3,044
    Less - Accumulated depreciation              1,192                1,192
                                             -------------------------------

                                                 1,852                1,852
                                             -------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments              2         0          2
    Accounts receivable                             68                   68
    Materials and supplies, at average costs        29                   29
    Fuel inventory, at average cost                 56                   56
    Accumulated deferred income taxes                0                    0
    Under-recovered fuel costs                       9                    9
    Prepayments and other                           14                   14
                                             -------------------------------

                                                   178                  178
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                  69         4         73
                                             -------------------------------

                                                $2,099        $4     $2,103
                                             ===============================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares     $136                 $136
    Paid-in capital                                245                  245
    Retained earnings                              322         1        323
                                             -------------------------------

      Total common stock equity                    703         1        704

    Preferred stock
      Not subject to mandatory redemption           16        (8)         8
      Subject to mandatory redemption               33       (17)        16
   Company obligated manditorily redeemable of
         subsidiary trust holding solely
         parent junior subordinated debentures               110        110
    Long-term debt                                 597                  597
                                             -------------------------------

      Total capitalization                       1,349        86      1,435
                                             -------------------------------


 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                          4                    4
    Advances from affiliates                        57       (57)         0
    Accounts payable                                49                   49
    Payable to affiliates                           69       (25)        44
    Customer deposits                               10                   10
    Accrued taxes                                   25                   25
   Accumulated deferred income taxes                 4                    4
    Accrued interest                                15                   15
    Other                                           27                   27
                                             -------------------------------

                                                   260       (82)       178
                                             -------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes               373                  373
    Investment tax credits                          71                   71
    Income tax related regulatory
      liabilities, net                              36                   36
    Other                                           10                   10
                                             -------------------------------

                                                   490         0        490
                                             -------------------------------

                                                $2,099        $4     $2,103
                                             ===============================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)                                     Per
                                               Books
                                             ----------


 ELECTRIC OPERATING REVENUE                       $921
                                             ----------


 OPERATING EXPENSES AND TAXES
   Fuel                                            388
   Purchased power                                  27
   Other Operating                                 142
   Maintenance                                      44
   Depreciation and amortization                    92
   Taxes, other than income                         50
   Income taxes                                     40
                                             ----------

                                                   783
                                             ----------

 OPERATING INCOME                                  138
                                             ----------

 OTHER INCOME AND DEDUCTIONS
   Other                                           (21)
                                             ----------

                                                   (21)
                                             ----------


 INCOME BEFORE INTEREST CHARGES                    117
                                             ----------

 INTEREST CHARGES
   Interest on long-term debt                       44
   Interest on short-term debt and other             6
                                             ----------

                                                    50
                                             ----------


 NET INCOME                                         67

 PREFERRED STOCK DIVIDENDS                           3
                                             ----------

 NET INCOME FOR COMMON STOCK                       $64
                                             ==========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)
                                                Per
                                               Books
                                             ----------


 RETAINED EARNINGS AT DECEMBER 31, 1995           $302
 Add: Net income (loss) for common stock            64
                                             ----------

                                                   366
 Deduct: Common stock dividends                     44
                                             ----------

 RETAINED EARNINGS AT DECEMBER 31, 1996           $322
                                             ==========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                     $417                 $417
   Transmission                                    201                  201
   Distribution                                    347                  347
   General                                          93                   93
   Construction work in progress                    30                   30
                                             -------------------------------

                                                 1,088                1,088
   Less - Accumulated depreciation                 415                  415
                                             -------------------------------

                                                   673                  673
                                             -------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments               1         0          1
   Accounts receivable                              24                   24
   Materials and supplies, at average cost          16                   16
   Fuel inventory, at average cost                   8                    8
   Coal inventory, at LIFO cost                      9                    9
   Accumulated deferred income taxes                 1                    1
   Under-recovered fuel costs                        8                    8
   Prepayments and other                             2                    2
                                             -------------------------------

                                                    69                   69
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                         22                   22
    Regulatory assets                               11                   11
   Other                                            35                   35
                                             -------------------------------

                                                    68                   68
                                             -------------------------------

                                                  $810        $0       $810
                                             ===============================

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
 UNAUDITED
 (Millions)


                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares       $137                 $137
   Paid-in capital                                   2                    2
   Retained earnings                               123         1        124
                                             -------------------------------

     Total common stock equity                     262         1        263

   Preferred stock
    Not subject to mandatory redemption              6        (3)         3
   Long-term debt                                  275                  275
                                             -------------------------------

     Total capitalization                          543        (2)       541
                                             -------------------------------

 CURRENT LIABILITIES

   Long-term debt due within twelve months           0                    0
   Advances from affiliates                         15         2         17
   Payables to affiliates                           14                   14
   Accounts payable                                 20                   20
   Accrued taxes                                    13                   13
   Accrued interest                                  5                    5
   Other                                             4                    4
                                             -------------------------------

                                                    71         2         73
                                             -------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes               144                  144
   Investment tax credits                           30                   30
   Investment tax related regulatory
     liabilities, net                               17                   17
   Other                                             5                    5
                                             -------------------------------

                                                   196         0        196
                                             -------------------------------

                                                  $810        $0       $810
                                             ===============================

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)                                     Per
                                               Books
                                             ----------


 ELECTRIC OPERATING REVENUE                       $377
                                             ----------


 OPERATING EXPENSES AND TAXES
   Fuel                                            132
   Purchased power                                  32
   Other Operating                                  69
   Maintenance                                      14
   Depreciation and amortization                    40
   Taxes, other than income                         23
   Income taxes                                     16
                                             ----------

                                                   326
                                             ----------

 OPERATING INCOME                                   51
                                             ----------

 OTHER INCOME AND DEDUCTIONS                       (10)
                                             ----------


 INCOME BEFORE INTEREST CHARGES                     41
                                             ----------

 INTEREST CHARGES
   Interest on long-term debt                       21
   Interest on short-term debt and other             4
                                             ----------

                                                    25
                                             ----------

 NET INCOME                                         16

 PREFERRED STOCK DIVIDENDS                           0
                                             ----------

 NET INCOME FOR COMMON STOCK                       $16
                                             ==========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
 UNAUDITED
 (Millions)
                                                Per
                                               Books
                                             ----------



 RETAINED EARNINGS AT DECEMBER 31, 1995           $126
 Add: Net income (loss) for common stock            16
                                             ----------

                                                   142
 Deduct: Common stock dividends                     19
                                             ----------

 RETAINED EARNINGS AT DECEMBER 31, 1996           $123
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 DECEMBER 31, 1996
 UNAUDITED

                                                          DR         CR
                                                       ---------------------

CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES (millions)

1)Cash and temporary cash investments                     335
           Company obligated manditorily redeemable
           preferred securities of subsidiary trust
           holding solely parent junior subordinated
           debentures                                                335

  To record the issuance and sale of company obligated manditorily redeemable preferred securities of subsidiary trust holding solely parent junior subordinated debentures


2)Deferred charges - other                                 11
           Cash and temporary cash investments                        11

   To record estimated expenses of issuance

3)Preferred stock - not subject to mandatory
    redemption                                            105
  Preferred stock - subject to mandatory redemption        17
           Retained earnings                                           8
           Cash and temporary cash investments                       114

  To record stock reacquisition with gain on reacquisition closed to retained earnings

4)Retained earnings                                         1
           Cash and temporary cash investments                         1

  To record estimated costs of stock reacquisition

5)Retained earnings                                         1
           Cash and temporary cash investments                         1

  To record cash payment to shareholders who consent

6)Long-term debt/preferred stock due within twelve
    months                                                 62
           Cash and temporary cash investments                        62

  To record the funding of a portion of the CPL maturing Series BB FMB with proceeds of preferred securities issuance

7)Long-term debt/preferred stock due within twelve
    months                                                138
           Cash and temporary cash investments                       138

  To record the funding of a portion of the CPL maturing Series BB FMB with proceeds of issuance

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS (CONTINUED)
 DECEMBER 31, 1996
 UNAUDITED
                                                          DR         CR
                                                       ---------------------
 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE) (millions)

1)Advances to affiliates                                 140
           Cash and temporary cash investments                       140

  To advance money to fund a portion of the CPL maturing series BB FMB and to fund the WTU stock reacquisition

2)Cash and temporary cash investments                    148
           Advances to affiliates                                    148

  To record repayment of advanced funds to PSO and SWEPCO

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS (CONTINUED)
 DECEMBER 31, 1996
 UNAUDITED

                                                          DR         CR
                                                       ---------------------
 CENTRAL POWER AND LIGHT COMPANY (thousands)

1)Cash and temporary cash investments                  150,000
           Company obligated manditorily redeemable
           preferred securities of subsidiary trust
           holding solely parent junior subordinated
           debentures                                               150,000

  To record the issuance and sale of company obligated manditorily redeemable preferred securities of subsidiary trust holding solely parent junior subordinated debentures


2)Deferred charges - other                               4,965
           Cash and temporary cash investments                        4,965

  To record estimated expenses of issuance

3)Preferred stock - not subject to mandatory redemption 84,750
           Retained earnings                                          2,305
           Cash and temporary cash investments                       82,041
           Preferred stock - not subject to mandatory
             redemption (Gain, premium, expense)                        404

  To record stock reacquisition with gain on reacquisition closed to retained earnings

4)Retained earnings                                        255
           Cash and temporary cash investments                          255

  To record estimated costs of stock reacquisition

5)Retained earnings                                        413
           Cash and temporary cash investments                          413

 To record cash payment to shareholders who consent

6)Long-term debt due within twelve months               62,326
           Cash and temporary cash investments                       62,326

  To record the funding of a portion of the CPL maturing Series BB FMB with proceeds of preferred securities issuance

7)Cash and temporary cash investments                  137,674
           Advances from affiliates                                 137,674

  Issuance of short-term debt to fund the remainder of the CPL maturing Series BB FMB

8)Long-term debt due within twelve months              137,674
           Cash and temporary cash investments                      137,674

  To record the funding of a portion of the CPL maturing Series BB FMB with proceeds of short-term debt issuance

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS (CONTINUED)
 DECEMBER 31, 1996
 UNAUDITED

                                                          DR         CR
                                                       ---------------------
 PUBLIC SERVICE COMPANY OF OKLAHOMA (thousands)

 1)Cash and temporary cash investments                   75,000
           Company obligated manditorily redeemable
           preferred securities of subsidiary trust
           holding solely parent junior subordinated
           debentures                                               75,000

  To record the issuance and sale of company obligated manditorily redeemable preferred securities of subsidiary trust holding solely parent junior subordinated debentures


2)Deferred charges and other assets                       2,513
           Cash and temporary cash investments                       2,513

  To record estimated expenses of issuance

3)Preferred stock                                         9,895
  Preferred stock (Gain, premium, expense)                   18
           Retained earnings                                         3,285
           Cash and temporary cash investments                       6,628

  To record stock reacquisition with gain on reacquisition closed to retained earnings

4)Retained earnings                                         275
           Cash and temporary cash investments                         275

  To record estimated costs of stock reacquisition

5)Retained earnings                                          59
           Cash and temporary cash investments                          59

  To record cash payment to shareholders who consent

6)Advances from affiliates                               43,525
  Payable to affiliates                                  22,000
           Cash and temporary cash investments                      65,525

  To record the retirement of short-term debt with the remaining proceeds from preferred securities issuance

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS (CONTINUED)
 DECEMBER 31, 1996
 UNAUDITED

                                                          DR         CR
                                                       ---------------------
 SOUTHWESTERN ELECTRIC POWER COMPANY (thousands)

1)Cash and temporary cash investments                    110,000
           Company obligated manditorily redeemable
           preferred securities of subsidiary trust
           holding solely parent junior subordinated
           debentures                                              110,000

  To record the issuance and sale of company obligated manditorily redeemable preferred securities of subsidiary trust holding solely parent junior subordinated debentures


2)Deferred charges and other assets                        3,635
           Cash and temporary cash investments                       3,635

  To record estimated expenses of issuance

3)Preferred stock - not subject to mandatory redemption    8,000
  Preferred stock - subject to mandatory redemption       17,000
  Preferred stock - not subject to mandatory redemption
    (Gain, premium, expense)                                  16
           Retained earnings                                         1,247
           Cash and temporary cash investments                      23,603
           Preferred stock - subject to mandatory
             redemption (Gain, premium, expense)                       166

  To record stock reacquisition with gain on reacquisition closed to retained earnings

4)Retained earnings                                          580
           Cash and temporary cash investments                         580

  To record estimated costs of stock reacquisition

5)Retained earnings                                          150
           Cash and temporary cash investments                         150

  To record cash payment to shareholders who consent

6)Advances from affiliates                                57,032
  Payable to affiliates                                   25,000
           Cash and temporary cash investments                      82,032

  To record the retirement of short-term debt with the remaining proceeds from preferred securities issuance

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS (CONTINUED)
 DECEMBER 31, 1996
 UNAUDITED

                                                         DR         CR
                                                       ---------------------
 WEST TEXAS UTILITIES COMPANY (thousands)

1)Preferred stock - not subject to mandatory redemption    3,000
  Preferred stock - not subject to mandatory redemption
    (Gain, premium, expense)                                 146
           Retained earnings                                         1,073
           Cash and temporary cash investments                       2,073

  To record stock reacquisition with gain on reacquisition closed to retained earnings

2)Retained earnings                                          137
           Cash and temporary cash investments                         137

  To record estimated costs of stock reacquisition

3)Retained earnings                                           18
           Cash and temporary cash investments                          18

  To record cash payment to shareholders who consent

4)Cash and temporary cash investments                      2,228
           Advances from affiliates                                  2,228

  Issuance of short-term debt to fund the WTU stock reacquisition

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There has been a significant change in the financial statements of Central and South West Corporation and subsidiary companies subsequent to December 31, 1996. Central and South West Corporation's subsidiary, CPL, received the final order related to its rate case from the Public Utility Commission of Texas. The final order reduced CPL's rates by approximately $27 million for 1997 with approximate reductions of $16 million for 1998 and 1999. See Central and South West Corporation's Current Reports on Form 8-K dated March 31, 1997 for details pertaining to the final order. For additional disclosure for the year ended December 31, 1996, see Central and South West Corporation's Combined Annual Report on Form 10-K.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 CAPITALIZATION RATIOS
 PER BOOKS AND PRO FORMA
 AS OF DECEMBER 31, 1996
                                     Common              Hybrid
                                     Stock  Preferred   Preferred      Long-term
                                     Equity   Stock    Securities(1)     Debt
                                    --------------------------------------------


 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Per books           46.6%    4.0%       0.0%          49.4%

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Pro forma           45.5%    2.4%       4.0%          48.1%

 Central and South West Corporation
  (Corporate)
   Per books                         100.0%    0.0%       0.0%           0.0%

 Central and South West Corporation
  (Corporate)
   Pro forma                         100.0%    0.0%       0.0%           0.0%

 Central Power and Light Company
   Per books                          47.8%    8.3%       0.0%          43.9%

 Central Power and Light Company
   Pro forma                          46.9%    5.3%       4.9%          42.9%

 Public Service Company of Oklahoma
   Per books                          52.3%    2.2%       0.0%          45.5%

 Public Service Company of Oklahoma
   Pro forma                          49.0%    1.0%       7.6%          42.4%

 Southwestern Electric Power Company
   Per books                          52.1%    3.6%       0.0%          44.3%

 Southwestern Electric Power Company
   Pro forma                          49.0%    1.7%       7.7%          41.6%

 West Texas Utilities Company
   Per books                          48.3%    1.1%       0.0%          50.6%

 West Texas Utilities Company
   Pro forma                          48.6%    0.6%       0.0%          50.8%


(1) Company obligated manditorily redeemable preferred securities of subsidiary trust holding solely parent junior subordinated debentures

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



      The notes to consolidated financial statements included in Central and South West Corporation's 1996 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                         Page
                                                       Reference

 1996 Combined Annual Report on Form 10-K        pages 2-39 through 2-71